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                            AMENDMENT TO LICENSE AGREEMENT


     This Amendment to that certain License Agreement dated June 10, 1993, by and between THE RESEARCH AND DEVELOPMENT INSTITUTE, INC. ("RDI") and CYTOCLONAL PHARMACEUTICS INC. ("CPI") as previously amended, is entered into this 27th day of May, 1998.


                                W I T N E S S E T H :

     WHEREAS, RDI has been designated the licensing agency for MONTANA STATE UNIVERSITY-BOZEMAN (hereinafter "UNIVERSITY") technologies; and,

     WHEREAS, on June 10, 1993 RDI and CPI entered into a License Agreement whereby RDI granted an exclusive license to CPI to taxol and other technologies (hereinafter "Technology") developed at UNIVERSITY and MONTANA TECH OF THE UNIVERSITY OF MONTANA (hereinafter "MONTANA TECH'); and

     WHEREAS, the parties are desirous of clarifying their intent with regard to the payment of royalties and other payments due RDI under the aforesaid License Agreement.

     NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

          1. Paragraph III C. is hereby amended to add a subsection (5) which shall read in its entirety as follows:

               (5) Any and all minimum royalties shall be credited against royalties earned or other payment due to RDI pursuant to subparagraphs D, E, F and/or H of this Section III and any such payment pursuant to sub-paragraphs D, E, F and/or H of this Section III shall be credited against the minimum royalties provided for in this subparagraph C.

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          2.   Paragraph III D. is hereby amended in its entirety to read as follows:

               D. CPI shall pay to RDI an amount earned royalty of [ ] on CPI's Net Sales for Licensed Products if covered by an issued patent, the payment thereof to be paid quarterly within thirty (30) days of the close thereof.

          3. Paragraph III E. is hereby amended in its entirety to read as follows:

               E. CPI shall pay to RDI an amount earned royalty of [ ] on CPI's Net Sales for Licensed Products not covered by an issued patent or patent pending claim, but covered by or incorporating know-how or trade secrets relating to the Taxol Producing Organism System, the payment thereof to be paid quarterly within thirty (30) days of the closed thereof, provided, however, should it be the reasonable opinion of patent counsel that the Licensed Products under this Paragraph E are subject to patentable claims, but the parties agree to treat said inventions as trade secrets, the royalty rate shall then be [ ] on Nets Sales.

          4.   Paragraph III F. is hereby amended to read as follows:

               F. CPI shall pay to RDI [ ] of all royalties received with respect to manufacture, use, or sale of the inventions by sublicensees, which royalty shall be reduced to [ ] in the event CPI is required to pay royalties to others, the payment thereof to be made within thirty (30) days of CPI's receipt thereof.

          5. A new Paragraph III H. is hereby added to read in its entirety as follows:

               CPI shall pay RDI all up-front, milestone and royalty payments it may receive from Bristol-Myers Squibb Company ("BMS") pursuant to Section I and III of that certain SUBLICENSE AGREEMENT UNDER RESEARCH & DEVELOPMENT INSTITUTE, INC. LICENSE AGREEMENT between CPI and BMS. The aforesaid payments shall be in the amount of the full share of payments due RDI under the license agreement as amended pursuant to paragraph 4 above.


     IN WITNESS WHEREOF, the parties have entered into this Addendum to License Agreement on the 27th day of May, 1998.


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                                   THE RESEARCH AND DEVELOPMENT INSTITUTE, INC.



                                   By: /s/ ROGER BLAIR
                                      -----------------------------------------
                                   Title:  President
                                         --------------------------------------


                                   CYTOCLONAL PHARMACEUTICS INC.


                                   By:  /s/ ARTHUR P. BOLLON
                                      -----------------------------------------
                                   Title:   President and CEO
                                         --------------------------------------








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